                                                                    EXHIBIT 10.5

                            STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT (this "Agreement"), is made and entered into as of the 1st day of March 1998, by and between THE ERIE COUNTY INVESTMENT CO. (the "Company") and ____________________, an employee of the Company ("Employee").

     WHEREAS, the Board of Directors of the Company has adopted an incentive plan for employees of the Company and its affiliates whereby eligible employees may purchase from the Company shares of common stock of Good Times Restaurant, Inc. ("Good times"), par value $.001 per share (the "Common Stock").

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agrees as follows:

     1.   Purchase of Shares.  On and subject to the terms and conditions of
          ------------------
this Agreement, Employee shall purchase from the Company and the Company shall sell to Employee ______ shares of Common Stock (the "Shares"). As consideration for the Shares, Employee shall deliver to the Company a duly executed promissory note (the "Note") in the form attached hereto as Exhibit A. The Note shall be
                                                 ---------
secured by (i) a duly executed stock pledge agreement (the "Security Agreement") in the form attached hereto as Exhibit B, pledging the Shares as security for
                               ---------
payment under the Note, and (ii) a duly executed collateral assignment of certificate (the "Collateral Assignment") in the form attached hereto as Exhibit
                                                                         -------
C  (the Note, the Security Agreement and the Collateral Assignment, are
-
collectively referred to herein as the "Loan Documents").

     Upon execution of this Agreement, (i) the Company shall deliver to Employee any and all stock certificates representing the Shares, accompanied by an executed Assignment in the form attached hereto as Exhibit D (the "Assignment");
                                                   ---------
and (ii) the Company and Employee shall execute a notice to Good Times (the "Notice") in the form attached hereto as Exhibit E, notifying Good Times that
                                         ---------
the Company is transferring the Shares to Employee and that, pursuant to Section 4 below, the Company shall retain the voting rights associated with the Shares until the Employee satisfies all of the obligations under the Loan Documents, which Notice shall be delivered by the Company to Good Times within 5 days after the execution of this Agreement.

     2.   Investment Purpose; Assumption of Risk. Employee agrees that the
          --------------------------------------
Shares acquired pursuant to this Agreement shall be acquired for his or her own account for investment purposes only and not with a view to any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended, or other applicable securities laws. Employee acknowledges and represents that he or she (i) is able to bear the economic risk of the purchase described herein, (ii) is able to hold the Shares for an indefinite period of time, (iii) can afford a complete loss of such investment and (iv) has available other personal liquid assets to ensure that the investment will not cause any undue financial difficulties or effect Employee's ability to provide for such Employee's current needs and possible personal financial contingencies.

     3.   Restriction on Transfer. Until such time as all of Employee's
          -----------------------
obligations under the Loan Documents have been fully satisfied and discharged, Employee shall not sell, assign, transfer, pledge, convey, exchange, hypothecate, borrow against, permit a security interest to attach to, or otherwise dispose of or encumber, directly or indirectly, voluntarily or involuntarily, to a related or unrelated party any of the Shares (a "Prohibited Transfer"). Any such Prohibited Transfer shall be void and of no force and effect. Notwithstanding anything to the contrary in this Section 3, Employee may sell the Shares, and the Company shall cooperate with Employee to facilitate such a sale, in a transaction whereby the proceeds from the sale are directly applied to fully satisfy the amounts outstanding under the Note.

     4.   Voting Rights.  As provided for in the Security Agreement, the Company
          -------------
shall retain all voting rights associated with the Shares until such time as all Employee's obligations under the Loan Documents are fully satisfied and discharged.

     5.   No Right to Continued Employment.  Nothing contained in this Agreement
          --------------------------------
shall confer upon Employee any right with respect to the continuation of his or her employment by the Company, be construed as a contract or guarantee of employment, or interfere in any way with the right of the Company, at any time, to terminate such employment or to increase or decrease the compensation or benefits of Employee. The Company reserves the right to terminate the employment of Employee at any time, for any reason, with or without cause or notice.

     6.   Limitation of Liability; Indemnification.  The Company has the sole
          ----------------------------------------
and absolute discretion to make all decisions with respect to its business. The Company shall not be liable to Employee for any acts or omissions or for any errors of judgment, including, but not limited to acts or omissions that affect the value of the Shares. Employee shall not bring any type of claim or action against the Company relating to this Agreement. Employee shall indemnify and hold the Company harmless from any costs incurred by the Company in any claim or action brought by Employee and from any and all costs incurred by the Company in any claim or action brought by a creditor of Employee.

     7.   Arbitration.  All disputes arising under this Agreement shall be
          -----------
submitted to binding arbitration in the County of Jefferson, Colorado, in accordance with the rules and procedures of the American Arbitration Association. The costs of the arbitration, including any enforcement thereof, and the fees and costs of counsel shall be borne as apportioned by the arbitrators taking into account the merits of the positions of the parties to the arbitration. The award of the arbitrators shall be final and binding and no party may appeal any award. An award shall be enforceable in any court of competent jurisdiction in the United States. If any party proposes to take any action that would irrevocably injure the other party, such other party may seek, from an appropriate court, an injunction or restraining order to prevent such action pending resolution by arbitration.

     8.   Address for Notices.  The parties hereto designate as the respective
          -------------------
addresses for the receipt of any notice under this Agreement the addresses set forth below their signatures on this Agreement.

     9.   Entire Agreement.  This Agreement constitutes the entire understanding
          ----------------
between Employee and the Company, and supersedes all other agreements, whether written or oral, with respect to the purchase by Employee of the Shares.

     10.  Recommendation of Legal Counsel.  Employee acknowledges that the
          -------------------------------
Company has advised Employee that this Agreement has important legal and financial consequences and that Employee should consult with legal and financial counsel before signing this Agreement and the Loan Documents and that Employee has had an opportunity to obtain such legal and financial counsel prior to the date hereof.

     The parties have executed this Agreement as of the date first written above.

THE ERIE COUNTY INVESTMENT CO.:       EMPLOYEE:


By:______________________________     By:_________________________________
Name (print):____________________     Name (print):_______________________
Title:___________________________     Social Security Number:_____________

ADDRESS: 601 Corporate Circle         ADDRESS:____________________________
         Golden, Colorado 80401               ____________________________
                                              ____________________________

                        THE ERIE COUNTY INVESTMENT CO.
                           STOCK PURCHASE AGREEMENT

                                   EXHIBIT A

                                PROMISSORY NOTE

$_________                                                        March 1, 1998

     FOR VALUE RECEIVED, ___________________ ("Maker"), promises to pay to THE ERIE COUNTY INVESTMENT CO., an Ohio corporation ("Payee"), on the earlier to occur of (i) the tenth anniversary of the date hereof, and (ii) the date on which Maker sells or otherwise transfers any interest for value in, the Shares (as defined herein) (the "Maturity Date"), the principal sum of ______________________________ AND __/100 DOLLARS ($__________) (the "Principal
Sum"), together with simple interest on the outstanding unpaid balance of the Principal Sum, which shall accrue annually at the lowest applicable federal rate (the "Lowest Applicable Rate"), as adjusted from time to time by the U.S. Treasury Department, on the basis of a 365-day year and the actual number of days elapsed. If any amount due and payable hereunder is not paid in a timely manner, such amount shall bear interest at 18% per annum rather than the Lowest Applicable Rate and shall be payable on demand.

     Notwithstanding the forgoing, Payee may, in its sole and absolute discretion, on each anniversary of the date hereof or such other date as Payee may determine, waive any interest due to Payee from Maker on this Promissory Note; provided that Maker shall, for federal and state income tax purposes, report any and all interest waived pursuant to this paragraph as additional compensation income paid by Payee to Maker. Maker hereby acknowledges and accepts that Payee's decision to charge or waive interest due to Payee on this Promissory Note is discretionary and is separate and independent from Payee's decision to charge or waive interest due to Payee on any other promissory note issued to Payee by Maker or by any other party, and Maker hereby waives any claim with respect to any charge or waiver that may be perceived to be discriminatory.

     If not sooner paid, all unpaid amounts of the Principal Sum, together with all then unpaid interest thereon, shall be immediately due and payable on the Maturity Date. All payments of principal and interest shall be made at Payee's offices at 601 Corporate Circle, Golden, Colorado 80401. All payments received hereunder shall be applied first to accrued interest and then to the outstanding Principal Sum.

     This Promissory Note is secured by the shares of common stock, par value $____ per share, of Good Times Restaurants, Inc. (the "Shares") transferred to Maker pursuant to that certain Stock Purchase Agreement, dated of even date herewith, by and between Maker and Payee. Concurrent with the execution of this Promissory Note, Maker shall execute, in a form acceptable to Payee, (i) a Stock Pledge Agreement and (ii) a Collateral Assignment of Certificate. Maker shall have no voting rights with respect to the Shares until Maker's obligations under this Promissory Note have been discharged in full.

     Time is of the essence hereof. In the event of any default in any payment of the Principal Sum or interest due hereunder, Payee may exercise any and all of the rights and remedies it may have pursuant to this Promissory Note, the Stock Pledge Agreement, and under applicable law. If Payee has to take any action to collect the amount due or to exercise its rights hereunder, including, without limitation, retaining attorneys for the collection of this Promissory Note, or if any suit or proceeding is brought for the recovery of all or any part of, or for protection of, the indebtedness or to otherwise enforce Payee's rights hereunder, then Maker shall pay to Payee on demand all costs and expenses incurred by Payee in connection therewith, and any appeal of any such suit or proceeding, including but not limited to, the reasonable and customary fees and disbursements of Payee's attorneys and their staff.

       All rights, powers and remedies herein conferred are cumulative, and not exclusive of any and all other rights and remedies herein conferred, or any and all rights, powers and remedies existing at law or in equity.

     No waiver of any payment or other right under this Promissory Note shall operate as a waiver of any other payment or right. No delay or failure of Payee to exercise any right or remedy provided for hereunder shall be deemed a waiver of such right by Payee hereof, and no exercise of any right or remedy shall be deemed a waiver of any other right or remedy that Payee may have.

     Maker waives presentment, notice of dishonor, notice of acceleration and protest and consents to any extension of time with respect to any payment due under this Promissory Note.

     This Promissory Note may be prepaid, either in whole or in part, at any time without premium or penalty.

     If any provision in this Promissory Note shall be held invalid, illegal or unenforceable in any jurisdiction, the validity, legality or enforceability of any defective provision shall not be in any way affected or impaired in any other jurisdiction nor shall such invalid, illegal or unenforceable provision affect or impair the validity or enforceability of any other provision.

     All notices to Maker given hereunder shall be in writing, shall be given either by hand delivery, by certified mail, return receipt requested, or by overnight express mail, and if mailed, shall be deemed received three business days after having been deposited in the United States mail, postage prepaid, or one business day after having been sent by overnight express mail, addressed as follows:

                                ______________
                                ______________
                                ______________
                                ______________

     At the option of Payee, an action may be brought to enforce this Promissory
Note in the District Court in and for the County of Jefferson, State of Colorado, in the United States District Court for the District of Denver or in any other court in which venue and jurisdiction are proper.

     Payee may assign or otherwise transfer or convey this Promissory Note without the prior written consent of the Maker. This Promissory Note shall be binding on Maker and its successors and permitted assigns and shall inure to the benefit of Payee and its successors and permitted assigns. This Promissory Note and any obligations hereunder may not be assigned by Maker.

     This Promissory Note may be amended only by a written instrument signed by Maker and Payee.

     This Promissory Note is to be governed by and construed according to the laws of the State of Colorado.

                         MAKER:



                         ______________________________________

                         THE ERIE COUNTY INVESTMENT CO.
                            STOCK PURCHASE AGREEMENT

                                   EXHIBIT B

                            STOCK PLEDGE AGREEMENT

     THIS STOCK PLEDGE AGREEMENT (the "Agreement") is made and entered into as of the 1st day of March, 1998, by and between ___________________ (the "Pledgor"), and THE ERIE COUNTY INVESTMENT CO., an Ohio corporation (the "Pledgee").

     WHEREAS, pursuant to that certain Stock Purchase Agreement, dated of even date herewith, by and between Pledgor and Pledgee (the "Stock Purchase Agreement"), Pledgor purchased ____ shares of common stock, par value $.001 per share, of Good Times Restaurants, Inc. (the "Shares");

     WHEREAS, as evidenced by that certain Promissory Note of even date herewith executed and delivered by Pledgor to Pledgee (the "Promissory Note"), Pledgee loaned to Pledgor the total sum of ______________________ Dollars ($________); and

     WHEREAS, as an inducement for Pledgee to extend credit to Pledgor, Pledgor has agreed to execute this Agreement and, pursuant hereto, pledge all of the Shares as security for the full and prompt payment and performance of all present and future indebtedness, liabilities and obligations of Pledgor under the Promissory Note, together with any and all costs and expenses, including reasonable attorneys' fees and expenses, incurred by Pledgee in connection with enforcing this Agreement and the Promissory Note (all of such indebtedness, liabilities, obligations, costs and expenses being hereinafter referred to collectively as the "Indebtedness").

     NOW, THEREFORE, in consideration of the Indebtedness and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

      1.  The Shares.    The Shares are represented by the stock certificates
          ----------
numbered _____, _____ and _____, which stock certificate(s) are delivered to Pledgee with this Agreement.

      2.  Pledge.
          ------

          (a) As security for the full and prompt payment and performance of the Indebtedness, Pledgor pledges to Pledgee, pursuant to that certain Collateral Assignment of Certificate, dated of even date herewith, the Shares and grants Pledgee a lien on and a security interest in the Shares pursuant to the terms and conditions hereof and under the Colorado Uniform Commercial Code.

          (b) If Pledgor shall become entitled to receive or shall receive, in connection with any of the Shares, any:

               (i) stock certificate, including, but without limitation, any certificate representing a stock dividend or in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off, split-off or such similar corporate reorganization,

               (ii) option, warrant or right, whether as an addition to or in substitution or exchange for any of the Shares, or otherwise, or

               (iii) dividend or distribution payable in cash or in property, including securities issued by an issuer other than the issuer of any of the Shares,

then Pledgor shall accept the same as Pledgee's agent, in trust for Pledgee, and shall deliver them forthwith to Pledgee in the exact form received with, as applicable, Pledgor's endorsement when necessary, or appropriate stock powers duly executed in blank, to be held by Pledgee, subject to the terms hereof, as part of the Shares and as security for the Indebtedness.

      3.  Default.
          -------

          (a) For purposes of this Agreement, an "Event of Default" shall be deemed to have occurred if:

               (i) Pledgor fails to pay when due any amount payable under the Promissory Note;

               (ii) Pledgor makes or attempts to make an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating Pledgor bankrupt or insolvent; or any order for relief with respect to Pledgor is entered under the Federal Bankruptcy Code; or Pledgor petitions or applies to any tribunal for the appointment of a custodian, trustee or receiver of Pledgor, or commences any proceeding relating to Pledgor under any insolvency or readjustment of debt; or any such petition or application is filed, or any such proceeding is commenced, against Pledgor and either (A) Pledgor, by any act, indicates his or her approval thereof, consent thereto or acquiescence therein or (B) such petition, application or proceeding is not dismissed within 60 days;

               (iii) a judgment in excess of $100,000 is rendered against Pledgor and, (x) within 60 days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within 60 days after the expiration of any such stay, such judgment is not discharged, and (y) Pledgee, in its sole and absolute discretion, deems the foregoing events to be an Event of Default; or

               (iv) Pledgor violates any provision of this Agreement, the Promissory Note, or the Stock Purchase Agreement.

          (b) Upon the occurrence of an Event of Default, Pledgee shall have such rights and remedies with respect to the Shares or any part thereof as are provided by the Colorado Uniform Commercial Code and such other rights and remedies with respect to the Shares that Pledgee may have at law or in equity, under this Agreement, under the Promissory Note and under the Stock Purchase Agreement, including, without limitation, and in addition to any other rights and remedies provided elsewhere in this Agreement, the right to:

               (i) transfer into Pledgee's name or into the name of Pledgee's nominee or nominees, all or any portion of the Shares and thereafter (A) receive all monies paid on or with respect to the Shares, (B) give all consents, rights, power, privileges and preferences pertaining to the Shares, (C) exercise any voting or consensual powers, or both, pertaining to the Shares attributable to such stock or any part thereof, and (D) otherwise act with respect to the Shares as though Pledgee were the outright owner thereof, or

               (ii) without demand of payment or performance or any other demand or notice of any kind to or upon Pledgor or any other person (all of which are, to the extent permitted by law, hereby expressly waived), realize upon the Shares, or any part thereof, and otherwise sell or dispose of and deliver the Shares or any part thereof or interest therein, at any exchange, broker's board or any of Pledgee's offices or elsewhere, at such prices and on such terms (including, without limitation, a requirement that any purchaser of all or any part of the Shares purchase the Shares for investment and without any intention to make a distribution or resale thereof) as it may deem best, for cash or on credit, with the right to Pledgee or any purchaser to purchase upon any such sale the whole or any part of the Shares free of any right of redemption in Pledgor, which right is hereby expressly waived and released.

          (c) The proceeds of any such disposition or other action by Pledgee shall be applied as follows:

               (i) first, to the costs and expenses incurred by Pledgee in connection therewith or incidental thereto or to the care or safekeeping of any of the Shares or in any way relating to the rights of the Pledgee hereunder, including, but not limited to, any reasonable attorneys' fees and legal expenses;

               (ii)   second, to the satisfaction of the Indebtedness;

               (iii) third, to the payment of any other amounts required by applicable law; and

               (iv) fourth, to Pledgor or any other person or persons legally entitled thereto to the extent of any surplus proceeds.

          (d) To effectuate the provisions of this Agreement, Pledgor hereby irrevocably appoints and constitutes Pledgee as its true and lawful attorney with full power of substitution to complete and fill in any blank endorsements and resignations, to file the same and to take such further action as Pledgee may deem necessary to exercise all of its right, title and interest in the Shares, whether or not such resignation or transfer is affected. The power of attorney appointment made in this paragraph, being coupled with an interest, shall be deemed irrevocable until full and complete payment and performance of the Indebtedness.

     4.  Representations and Warranties.  Pledgor represents and warrants that
          ------------------------------
upon delivery of the Shares to Pledgee this Agreement shall create a valid first lien upon, and a perfected security interest in, the Shares and the proceeds thereof, subject to no prior security interest, lien, charge, encumbrance or agreement purporting to grant to any third party a security interest in the Shares.

     5.  Covenants.
          ---------

          (a) Pledgor covenants and agrees that it will, at its own expense, defend Pledgee's right, title and interest in and to the Shares against the claims of any person, firm, association, corporation, partnership, limited liability company or any other entity, incorporated or otherwise.

          (b) Pledgor covenants and agrees that, until the full and complete satisfaction of the Indebtedness, Pledgor will not, without Pledgee's prior written consent:

               (i) Sell, assign, transfer, hypothecate, convey or otherwise dispose of any of the Shares or any interest therein; or

               (ii) Create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever in or with respect to any of the Shares or the proceeds thereof, other than that created hereby.

     6.  Voting Rights.  Pledgor agrees that during the period that Pledgee
          -------------
holds and possesses the Shares pursuant to this Agreement, Pledgee shall have the right to vote the Shares on all matters on which such Shares are entitled to vote.

     7.  Cooperative Actions.  Pledgor shall promptly execute and deliver to
          -------------------
Pledgee any and all documents and notices, whether written or otherwise, with respect to the Shares, and do such further acts and things as Pledgee may reasonably request to effect the purposes of this Agreement, including, without limitation, promptly delivering to Pledgee any and all proxy statements received by Pledgor with respect to the Shares.

     8.  Delivery of Shares.  Upon full and complete payment and performance of
          ------------------
the Indebtedness, Pledgee shall deliver the Shares to Pledgor, together with duly executed documents of conveyance, and this Agreement shall terminate.

     9.  Miscellaneous.
          -------------

          (a) Beyond the exercise of reasonable care to assure the safe custody of the Shares while held hereunder, Pledgee shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Shares upon surrendering them or tendering surrender of them to Pledgor.

          (b) No course of dealing between Pledgor and Pledgee, nor any failure to exercise, nor any delay in exercising, any right, power or privilege of Pledgee hereunder or under the Promissory Note or any other agreement relating thereto shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          (c) The rights and remedies provided herein and in the Promissory Note and in all other agreements, instruments and documents delivered pursuant to or in connection with the Indebtedness are cumulative, and are in addition to and not exclusive of any rights or remedies provided by law, including, but without limitation, the rights and remedies of a secured party under the Colorado Uniform Commercial Code. This Agreement shall remain valid and enforceable notwithstanding (i) any release of any other collateral or security for or any person or entity liable on the Indebtedness, (ii) any waiver of any of the rights and remedies of Pledgee against Pledgor or any other person, (iii) the amendment, impairment or invalidity of the Promissory Note, or any other agreement or instrument securing or otherwise pertaining to the Indebtedness, or any part thereof, or (iv) any extension, increase, decrease or other modification of the Indebtedness.

          (d) The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision or part thereof in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Agreement in any jurisdiction.

          (e) Any notice required or permitted to be given under this Agreement shall be in writing and deemed given and received when (i) delivered in person,
(ii) deposited with a carrier for delivery on the next business day, or (iii) sent by facsimile transmission to the party to receive such notice at the following address or facsimile number or at such other address or facsimile number as such party shall designate in writing to the other parties in accordance with this paragraph:

          If to Pledgor:      ___________________
                              ___________________
                              ___________________


          If to Pledgee:      The Erie County Investment Co.
                              601 Corporate Circle
                              Golden, Colorado 80401
                              Facsimile No.:  (303) 384-0223

          (f) Pledgee may assign or otherwise transfer or convey this Agreement without the prior written consent of Pledgor. This Agreement shall be binding on Pledgor and its successors and permitted assigns and shall inure to the benefit of Pledgee and its successors and assigns. This Agreement and any obligations hereunder may not be assigned by Pledgor. This Agreement may only be amended by a writing duly executed by the parties hereto.

          (g) This Agreement shall be governed by and construed in accordance with the law of the State of Colorado.

          (h) The section headings in this Agreement are for convenience of reference only, and shall not be used to interpret or construe this Agreement.

     IN WITNESS WHEREOF, and intending to be legally bound, the parties have executed this Agreement on the date first above written.


                                             PLEDGOR:


                                             ___________________________________



                                             PLEDGEE:

                                             THE ERIE COUNTY INVESTMENT CO.


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

                        THE ERIE COUNTY INVESTMENT CO.
                           STOCK PURCHASE AGREEMENT

                                   EXHIBIT C

                     COLLATERAL ASSIGNMENT OF CERTIFICATE


     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, ___________________ ("Assignor") does, subject to the terms and conditions of that certain Stock Pledge Agreement, dated as of the date hereof, by and between Assignor and Assignee (as hereinafter defined), hereby assign, transfer and set over unto THE ERIE COUNTY INVESTMENT CO., an Ohio corporation (the "Assignee"), all of Assignor's right, title and interest in and to _____ shares of the common stock, par value $____ per share, of Good Times Restaurants, Inc., a ________ corporation, represented by certificate(s) numbered _____, which certificates in original form are attached hereto.

     IN WITNESS WHEREOF, this Assignment has been executed and delivered as of the 1st day of March, 1998.


                                   ASSIGNOR:


                                   _____________________________________________
                                   Name (print): _______________________________

                        THE ERIE COUNTY INVESTMENT CO.
                           STOCK PURCHASE AGREEMENT

                                   EXHIBIT D

                                  ASSIGNMENT


     FOR GOOD AND VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, THE ERIE COUNTY INVESTMENT CO., an Ohio corporation ("Assignor"), does hereby assign, transfer and set over unto ____________ ("Assignee"), all of Assignor's right, title and interest in and to _____ shares of the common stock of Good Times Restaurants, Inc. (the "Shares"). The Shares are represented by certificate(s) numbered ______________, which certificates in original form are attached hereto.

     IN WITNESS WHEREOF, this Assignment has been executed and delivered as of this 1st day of March, 1998.


ASSIGNOR:                          THE ERIE COUNTY INVESTMENT CO.


                                   By: ___________________________________
                                   Title: __________________________________

                        THE ERIE COUNTY INVESTMENT CO.
                           STOCK PURCHASE AGREEMENT

                                   EXHIBIT E

                        THE ERIE COUNTY INVESTMENT CO.
                             601 Corporate Circle
                            Golden, Colorado 80401


                                    [DATE]


Good Times Restaurants, Inc.
____________________________
____________________________
____________________________

     RE:  VOTING RIGHTS ASSOCIATED WITH SHARES OF GOOD TIMES OWNED BY ERIE

Dear ___________:

     The Erie County Investment Co. ("Erie") owns ____ shares of Good Times Restaurants, Inc. ("Good Times") common stock, par value $.001 per share (the "Common Stock"). This letter is to advise you that, pursuant to a stock purchase plan (the "Plan") adopted by Erie for the benefit of its employees, Erie sold a total of ___ shares of Common Stock to certain employees of Erie (or one of its affiliates), as described in more detail on the attached Schedule. Until employee satisfies all of the payment and other obligations set forth in the Plan and in the applicable Stock Purchase Agreement and related documents, Erie will retain the voting rights associated with the shares of Common Stock sold.

     Please contact the undersigned if you have any questions regarding the foregoing.

                                        Very truly yours,

                                        THE ERIE COUNTY INVESTMENT CO.


                                        By:__________________________
                                        Title:_______________________

                                        EMPLOYEE


                                        _____________________________

                                   SCHEDULE


                    Name                     Number of Shares
                    ----                     ----------------

                                      21